UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED OCTOBER 10, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

NOTICE OF SPECIAL MEETING

TO BE HELD ON NOVEMBER [●], 2023

TO THE STOCKHOLDERS OF BELLEVUE LIFE SCIENCES ACQUISITION CORP.:

You are cordially invited to attend the special meeting (and any adjournments or postponements thereof, the “special meeting”) of stockholders of Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at [●] p.m. Eastern time on November [●], 2023 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, to consider and vote upon the following proposals:

1.

Proposal 1 — First Extension Amendment Proposal: A proposal to amend (the “First Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “First Extension”) from November 14, 2023 (the date that is 9 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to February 14, 2024 (the “First Extended Date”).

2.

Proposal 2 — Second Extension Amendment Proposal: A proposal to give the Board of the Directors of the Company (the “Board”) the authority in its discretion to amend (the “Second Extension Amendment”) our charter to extend the date by which the Company must consummate a business combination (the “Second Extension”) from the First Extended Date to May 14, 2024 (the “Second Extended Date”).

3.

Proposal 3 — Trust Amendment Proposal: A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated February 7, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from November 14, 2023 to February 14, 2024 by depositing into the trust account $180,000, plus, upon the Board exercising its discretion to further extend such date to the Second Extended Date, by depositing into the trust account on each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share that was not redeemed in connection with the First Extension Amendment Proposal.

4.

Proposal 4 — Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be held at the office of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FIRST EXTENSION AMENDMENT PROPOSAL, THE SECOND EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s certificate of incorporation to give its stockholders the opportunity to redeem their shares for cash. In deciding to hold a special meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the special meeting.

The First Extension Amendment, the Second Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd., the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Rad Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before November 14, 2023 to complete an initial business combination. Accordingly, our Board has determined that the First Extension and the Second Extension (together, the “Extensions”) are necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the First Extended Date and to give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension.

Bellevue Global Life Sciences Investors LLC (the “Sponsor”) (or its affiliates or permitted designees) has agreed that if the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, it will deposit to the trust account $180,000 (approximately $0.026 per share assuming no redemptions) for the First Extension from November 14, 2023 to February 14, 2024 (such deposit, the “First Contribution”). If Second Extension Amendment Proposal is approved and the Board, in its discretion, elects to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, the Sponsor (or its affiliates or permitted designees) has agreed to deposit on each of February 14, 2024, March 14, 2024, and April 15, 2024 (each date referred to herein as a “Payment Date”) the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed in connection with the First Extension Amendment Proposal (each such deposit, a “Subsequent Contribution” and collectively with the First Contribution, the “Contributions”). Each Contribution will be deposited in the trust account two business days prior to or on the First Extended Date and each Payment Date. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 14, 2024, the Sponsor may make aggregate Contributions in an amount not to exceed $360,000, or approximately $0.052 per share assuming no redemptions.

If the Board, in its discretion, determines not to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, any obligation to make additional Contributions will terminate. If this occurs and if the Company’s Board, including the M&A Committee, otherwise determines that the Company will not be able to consummate an initial business combination by the First Extended Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the First Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, par value $0.0001 per share (the “common stock”) will be required to approve the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. Approval of the First Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the First Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting and entitled to vote thereon.

Our Board has fixed the close of business on October 12, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the First Extension Amendment Proposal, holders of the public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. If the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of the Company’s common stock held by the Company’s public stockholders (the “public shares”) that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the First Extended Date or the Second Extended Date, as applicable.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting (based on the trust account balance as of [●], 2023, including interest and prior to the payment of taxes). The closing price of the Company’s common stock on The Nasdaq Capital Market on [●], 2023, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders for a vote at the special meeting only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal and the Trust Amendment Proposal; however, we are soliciting your proxies to vote in favor of the Adjournment Proposal should it be submitted for a vote at the special meeting.

If the First Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, including the warrants and rights included in the units sold in the IPO (the “public warrants” and “public rights” respectively), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the First Extension is implemented and you do not elect to redeem your public shares in connection with the First Extension, you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the First Extended Date, or Second Extended Date, as applicable.

After careful consideration of all relevant factors, our Board has determined that the First Extension Amendment Proposal, the Second Extension Amendment Proposal, and the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

October [●], 2023	By Order of the Board of Directors
Dr. Steven G. Reed Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting against the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November [●], 2023: This notice of meeting and the accompanying proxy statement are available at [●].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON NOVEMBER [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED OCTOBER [•], 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER [●], 2023

The special meeting of stockholders (the “special meeting”) of Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at [●] p.m. Eastern time on November [●], 2023 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, to consider and vote upon the following proposals:

1.

Proposal 1 — First Extension Amendment Proposal: A proposal to amend (the “First Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “First Extension”) from November 14, 2023 (the date that is 9 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to February 14, 2024 (the “First Extended Date”).

2.

Proposal 2 — Second Extension Amendment Proposal: A proposal to give the Board of the Directors of the Company (the “Board”) the authority in its discretion to amend (the “Second Extension Amendment”) our charter to extend the date by which the Company must consummate a business combination (the “Second Extension”) from the First Extended Date to May 14, 2024 (the “Second Extended Date”).

3.

Proposal 3 — Trust Amendment Proposal: A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated February 7, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, from November 14, 2023 to February 14, 2024 by depositing into the trust account $180,000, plus, upon the Board exercising its discretion to further extend such date to the Second Extended Date, by depositing into the trust account on each of February 14, 2024, March 14, 2024, and April 15, 2024, the lesser of (i) $60,000 or (ii) $0.026 per share for each public share that was not redeemed in connection with the First Extension Amendment Proposal.

4.

Proposal 4 — Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be held at the office of the Company.

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s certificate of incorporation to give its stockholders the opportunity to redeem their shares for cash. In deciding to hold a special meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the special meeting.

The First Extension Amendment, the Second Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd., the Board, including the special committee thereof consisting of the following independent members of the Board, Dr. Steven G. Reed, Dr. Rad Roberts, and Mr. Jin Whan Park (the “M&A Committee”), currently believes that there will not be sufficient time before November 14, 2023 to complete an initial business combination. Accordingly, our Board has determined that the First Extension and the Second Extension (together, the “Extensions”) are necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the First Extended Date and to give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension.

Bellevue Global Life Sciences Investors LLC (the “Sponsor”) (or its affiliates or permitted designees) has agreed that if the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, it will deposit to the trust account $180,000 (approximately $0.026 per share assuming no redemptions) for the First Extension from November 14, 2023 to February 14, 2024 (such deposit, the “First Contribution”). If Second Extension Amendment Proposal is approved and the Board, in its discretion, elects to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, the Sponsor (or its affiliates or permitted designees) has agreed to deposit on each of February 14, 2024, March 14, 2024, and April 15, 2024 (each date referred to herein as a “Payment Date”) the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed in connection with the First Extension Amendment Proposal (each such deposit, a “Subsequent Contribution” and collectively with the First Contribution, the “Contributions”). Each Contribution will be deposited in the trust account two business days prior to or on the First Extended Date and each Payment Date. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 14, 2024, the Sponsor may make aggregate Contributions in an amount not to exceed $360,000, or approximately $0.052 per share assuming no redemptions.

If the Board, in its discretion, determines not to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, any obligation to make additional Contributions will terminate. If this occurs and if the Company’s Board, including the M&A Committee, otherwise determines that the Company will not be able to consummate an initial business combination by the First Extended Date, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the First Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of the holders of at least 65% of the Company’s outstanding common stock, par value $0.0001 per share (the “common stock”) will be required to approve the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. Approval of the First Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the First Extension. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting and entitled to vote thereon.

Our Board has fixed the close of business on October 12, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the First Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. If the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of the Company’s common stock held by the Company’s public stockholders (the “public shares”) that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the First Extended Date or the Second Extended Date, as applicable.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[●] (including interest but prior to the payment of taxes) that was in the trust account as of [●], 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting (based on the trust account balance as of [●], 2023, including interest and prior to the payment of taxes). The closing price of the Company’s common stock on The Nasdaq Capital Market on [●], 2023, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders for a vote at the special meeting only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal and the Trust Amendment Proposal; however, we are soliciting your proxies to vote in favor of the Adjournment Proposal should it be submitted for a vote at the special meeting.

If the First Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, including the warrants and rights included in the units sold in the IPO (the “public warrants” and “public rights” respectively), which will expire worthless in the event the Company winds up.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below (i) $10.175 per public share or (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.175 per share due to reductions in the value of the trust assets, less taxes payable, provided that any such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of the Company’s IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event an excise tax and/or any other similar fees or taxes in nature are levied or imposed on the Company pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act of 2022 in relation to a redemption of securities as described in the Company’s prospectus dated February 9, 2023 or otherwise, and such tax or fee has not been paid by the Company to the applicable regulatory authority on or prior to the due date for such a tax or fee, the Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely. The Sponsor agrees not to seek recourse for such expenses from the trust account. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with the long-form dissolution procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred unless an action was commenced against the Company prior to the expiration of the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the First Extended Date or Second Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the First Extended Date or Second Extended Date, as applicable, if the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on October 12, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 9,055,000 outstanding shares of common stock entitled to vote on the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s rights do not have voting rights in connection with the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and submit your proxy to have your shared voted at the special meeting or vote your shares in person at the special meeting.

This proxy statement is dated October [●], 2023 and is first being mailed to stockholders on or about October [●], 2023.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our prospectus dated February 9, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our prospectus and other reports we filed with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extensions will enable us to complete a business combination.

Approving the Extensions involves a number of risks. Even if the Extensions are approved, the Company can provide no assurances that the Business Combination will be consummated prior to the First Extended Date or Second Extended Date, as applicable. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension are approved, the Company expects to seek stockholder approval of the Business Combination thereafter, which will include filing a registration statement or proxy statement with the SEC. The Company cannot estimate when, or if, the SEC will declare the registration statement effective or clear such proxy statement for distribution to the Company’s stockholders, as applicable.

We are required to offer stockholders the opportunity to redeem shares in connection with the First Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extensions or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extensions and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we will liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”), including companies that do not enter into a definitive agreement within 18 months after the effective date of the registration statement relating to their initial public offerings or that do not complete an initial business combination within 24 months after such date. We may not be able to complete our initial business combination within 24 months of such date and, as a result, we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, and since the Sponsor is an affiliate of the target in the acquisition, it may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the trust account as a result of its ownership of 2,000,500 shares of common stock. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We are not prohibited from pursuing an initial business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, however, may have an interest in completing an initial business combination as its stockholders stand to benefit from the merger consideration as well seeing that the equity it owns in our company, and the deposits made to the trust account are put to use in the business combination, and not liquidated in a winding up of our company.

Due to personal and financial interests of our Sponsor, it may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of any business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with an initial business combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of an initial business combination. Even if an initial business combination is not completed, we expect to incur a large number of expenses in the aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), which commenced in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the First Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the First Extension Amendment Proposal is approved by our stockholders and the First Extension is implemented by the Board.

As described in the section below entitled “The First Extension Amendment Proposal — Redemption Rights”, if the outside deadline for us to complete an initial business combination (currently November 14, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of an initial business combination), (iii) if we fail to timely consummate an initial business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination; however, we will not use the funds held in the trust account and any additional amounts deposited into the trust account, as well as interest earned thereon, to pay the excise tax.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

On February 14, 2023, we consummated our initial public offering (“IPO”) of 6,000,000 units at an offering price of $10.00 per unit (the “Public Units”). Chardan Capital Markets, LLC (“Chardan”) exercised the over-allotment option in full on February 21, 2023, which resulted in an additional 900,000 Public Units being issued at an offering price of $10.00 per unit. Each Public Unit consists of one share of common stock (“Common Stock”), one redeemable warrant entitling its holder to purchase one share of Common Stock at a price of $11.50 per whole share (“Warrant”), and one right to receive one-tenth (1/10) of a share of Common Stock upon the consummation of an initial business combination (“Right”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO on February 14, 2023, we consummated a private placement with Bellevue Global Life Sciences Investors LLC, purchasing 430,000 units at $10.00 per unit (the “Private Units”), for an aggregate purchase price of $4,300,000. The Private Units (and the underlying securities) are identical to the Public Units sold in the IPO, except as otherwise disclosed in the IPO registration statement. No underwriting discounts or commissions were paid with respect to such sale.

A total of $70,207,500 of the net proceeds from the sale of the Public Units in the IPO (including the Over-Allotment Option Units) and the Private Placements on February 14, 2023, were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 9 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). In our case such certain date is November 14, 2023. Our Board, including the M&A Committee, has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company to extend the date to consummate a business combination by depositing into the trust account $180,000 (approximately $0.026 per share assuming no redemptions) for the First Extension from November 14, 2023 to February 14, 2024, and to allow the Board, in its discretion, the authority to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, by depositing on each Payment Date the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed in connection with the First Extension Amendment Proposal. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

First Extension Amendment Proposal: To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination from November 14, 2023 to February 14, 2024.

2.

Second Extension Amendment Proposal: To give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination from February 14, 2024 to May 14, 2024.

3.

Trust Amendment Proposal: To amend the Trust Agreement to extend the date on which the Trustee must liquidate the trust account if the Company has not completed its initial business combination, from November 14, 2023 to May 14, 2024.

4.

Adjournment Proposal: To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

What are the purposes of the First Extension Amendment, the Second Extension Amendment and the Trust Amendment?

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s certificate of incorporation to give its stockholders the opportunity to redeem their shares for cash. In deciding to hold a special meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the special meeting.

The First Extension Amendment, the Second Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd., the Board, including the M&A Committee, currently believes that there will not be sufficient time before November 14, 2023 to complete an initial business combination. Accordingly, our Board has determined that the First Extension and the Second Extension are necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the First Extended Date and to give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension.

Approval of the First Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the First Extension.

If the First Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the First Extended Date or Second Extended Date, as applicable.

If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved and the First Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the First Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest and prior to the payment of pay taxes) that was in the trust account as of [●], 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

If the First Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the First Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extensions.

Why is the Company proposing the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Because the Company is seeking to amend the duration of the Company’s existence, it is required under the Company’s certificate of incorporation to give its stockholders the opportunity to redeem their shares for cash. In deciding to hold a special meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the special meeting.

The First Extension Amendment, the Second Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd., the Board, including the M&A Committee, currently believes that there will not be sufficient time before November 14, 2023 to complete an initial business combination. Accordingly, our Board has determined that the Extensions are necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the First Extended Date and to give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date in order to provide our stockholders with the opportunity to participate in the prospective business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension. Accordingly, our Board is proposing the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date

You are not being asked to vote on any proposed business combination at this time. If the First Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal?

The First Extension Amendment, the Second Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination. While we have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd., the Board, including the M&A Committee, currently believes that there will not be sufficient time before November 14, 2023 to complete an initial business combination Accordingly, our Board has determined that the Extensions are necessary in order to be able to consummate an initial business combination and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination in order to provide our stockholders with the opportunity to participate in the prospective business combination.

Our charter provides that if our stockholders approve an amendment to our charter, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement provides that if a business combination has not been consummated, upon the date which is 9 months after the closing of the IPO (or such later date as may be approved by a majority of the Company’s stockholders), the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes. The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation date from November 14, 2023 up to May 14, 2024 to match the Company’s charter if the Extensions are approved.

Our Board recommends that you vote in favor of the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board will abandon the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment if our stockholders do not approve the First Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s common stock held by the Sponsor and others (the “private stockholders”) that are not public shares (the “private shares”) are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The private stockholders are not entitled to redeem the private shares or any public shares held by them. On the record date, the private stockholders beneficially owned and were entitled to vote 2,155,000 shares of common stock, which represent 23.80% of the Company’s issued and outstanding common stock.

In addition, the Company’s private stockholders and/or any of their respective advisors and affiliates (“affiliated parties”), may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our private stockholders and affiliated parties may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the First Extension Amendment Proposal, the Second Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our private stockholders and affiliated parties may be voted in favor of the First Extension Amendment Proposal, the Second Extension Amendment Proposal and Trust Amendment Proposal. None of the private stockholders or affiliated parties may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board, including the M&A Committee, has determined that the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal?

Approval of the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock.

If the First Extension Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The October 12, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the First Extension Amendment Proposal, the Second Extension Amendment Proposal and/or the Trust Amendment Proposal?

If you do not want the First Extension Amendment Proposal, the Second Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the First Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Extensions as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the First Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

If the First Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will

(i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

What happens if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance therein and no business combination has been consummated by the First Extension Date the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the First Extension Amendment Proposal, the Second Extension Amendment Proposal, and the Trust Amendment Proposal are approved, what happens next?

If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the First Extended Date.

If the First Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, public warrants, and public rights will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex C hereto.

If the Second Extension Amendment Proposal is approved, the Board, in its discretion, will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex B hereto. Assuming such amendment is filed, the Company will remain a reporting company under the Exchange Act, and its units, public shares, public warrants, and public rights will remain publicly traded and the Company will continue to attempt to consummate an initial business combination until the Second Extended Date. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Second Extension Amendment if, at any time prior to filing an amendment to the charter with the Secretary of State of the State of Delaware, in the form of Annex B, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Second Extension Amendment.

The Sponsor (or its affiliates or permitted designees) has agreed that if the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, it will deposit to the trust account $180,000 (approximately

$0.026 per share assuming no redemptions) for the First Extension from November 14, 2023 to February 14, 2024. If Second Extension Amendment Proposal is approved and the Board, in its discretion, elects to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, the Sponsor (or its affiliates or permitted designees) has agreed to deposit on each Payment Date the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed in connection with the First Extension Amendment Proposal. Each Contribution will be deposited in the trust account two business days prior to or on the First Extended Date and each Payment Date. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contribution(s) will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 14, 2024, the Sponsor may make aggregate Contributions in an amount not to exceed $360,000, or approximately $0.052 per share assuming no redemptions.

If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our private stockholders through the private shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the First Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [●] am Eastern time, on November [●], 2023 the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including the public shares (including shares held as a constituent part of our units) and the private shares, are represented in person or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including the public shares (including shares held as a constituent part of our units) and the private shares, at the close of business on October 12, 2023, are entitled to have their vote counted at the special meeting and any adjournments thereof. As of the record date, there were 9,055,000 outstanding shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting in person. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the First Extension Amendment Proposal, Second Extension Amendment Proposal and Trust Amendment Proposal?

The Company’s directors and executive officers have interests in the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of private shares and the Private Units, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The First Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s rights if the First Extension Amendment Proposal, the Second Extension Amendment Proposal, and the Trust Amendment Proposal are not approved?

If the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

What happens to the Company rights if the First Extension Amendment Proposal, the Second Extension Amendment Proposal, and Trust Amendment Proposal are approved?

If the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the First Extended Date and will retain the blank check company restrictions previously applicable to it. If the Second Extension Amendment Proposal is approved, the Board, in its discretion, can file an amendment to our charter to extend the date to consummate a business combination to the Second Extended Date and the Company will continue its efforts to consummate a business combination until the Second Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants and rights will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the First Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the First Extension, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the First Extended Date or Second Extended Date, as applicable.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the First Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

•

(i)(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares, public warrants and public rights prior to exercising your redemption rights with respect to the public shares; and

•

(ii) prior to 5:00 p.m. Eastern time, on November [●], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public warrants and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the First Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold public shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on November [●], 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the First Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the First Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the First Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the First Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the First Extension would receive payment of the redemption price for such shares soon after the completion of the First Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public warrants, and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Bellevue Life Sciences Acquisition Corp.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Corporate Secretary

Email: group@bellevuecm.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [●] p.m. Eastern time, on November [●], 2023 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, to consider and vote upon the following proposals:

1.

First Extension Amendment Proposal: To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination from November 14, 2023 to February 14, 2024.

2.

Second Extension Amendment Proposal: To give the Board the authority in its discretion to amend our charter to extend the date by which the Company must consummate a business combination from February 14, 2024 to May 14, 2024.

3.

Trust Amendment Proposal: To amend the Trust Agreement to extend the date on which the Trustee must liquidate the trust account if the Company has not completed its initial business combination, from November 14, 2023 to May 14, 2024.

4.

Adjournment Proposal: To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our outstanding common stock, including as a constituent part of a unit, at the close of business on October 12, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were 9,055,000 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants and rights do not carry voting rights.

Votes Required

Approval of the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the First Extension Amendment Proposal, the Second Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the First Extension Amendment Proposal, the Second Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the First Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the First Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate [●] and [●] to act as your proxies at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting in person.

A special note for those who plan to attend the special meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (call toll-free), (206) 870-8565 (main line), or by sending an email to ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company Secretary, at Bellevue Life Sciences Acquisition Corp., 110900 NE 4th Street, Suite 2300, Bellevue, WA 98004, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting or any adjournments or postponements thereof. If other matters do properly come before the special meeting, or at any adjournment(s) or postponements of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004. Our telephone number at such address is (425) 635-7700.

THE FIRST EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. We were incorporated in Delaware on February 25, 2020. On July 30, 2020, the Company issued 1,437,500 shares of common stock to the Company’s Sponsor for an aggregate consideration of $25,000, or approximately $0.017 per share. On April 25, 2022, the Company executed a stock split, resulting in an aggregate of 1,725,000 shares of common stock being held by the Company’s Sponsor.

On February 14, 2023, we consummated our IPO of 6,000,000 units at an offering price of $10.00 per Public Unit. Chardan exercised the over-allotment option in full on February 21, 2023, which resulted in an additional 900,000 Public Units being issued at an offering price of $10.00 per Public Unit. Each Public Unit consists of one share of common stock, one redeemable warrant entitling its holder to purchase one share of common stock at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of a share of common stock upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO on February 14, 2023, we consummated a private placement with our Sponsor purchasing 430,000 units at $10.00 per unit (the “Private Units”), for an aggregate purchase price of $4,300,000. The Private Units (and the underlying securities) are identical to the Public Units sold in the IPO, except as otherwise disclosed in the IPO registration statement. No underwriting discounts or commissions were paid with respect to such sale.

A total of $70,207,500 of the net proceeds from the sale of the Public Units in the IPO (including the Over-Allotment Option Units) and the Private Placements on February 14, 2023, were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

The First Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the First Extended Date.

The Company’s current Amended and Restated Certificate of Incorporation (the “charter”) provides that the Company has the right to extend the period to complete a business combination (the “Combination Period”) if it has not consummated an initial business combination within 9 months from the closing of the IPO to such later time as may be approved by a majority of the outstanding securities of the Company voting on such extension. In deciding to hold a special meeting to have its stockholders vote on such an extension, the Company expects that there will be significant redemptions at the special meeting. The First Extension Amendment will provide the Company with additional time to complete an initial business combination. Approval of the First Extension Amendment Proposal is a condition to the implementation of the First Extension.

We have signed a letter of intent to enter into a business combination agreement with OSR Holdings Co., Ltd. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

The Sponsor (or its affiliates or permitted designees) has agreed that if the First Extension Amendment Proposal and the Trust Amendment Proposal are approved, it will deposit to the trust account $180,000 (approximately $0.026 per share assuming no redemptions) for the First Extension from November 14, 2023 to February 14, 2024. This Contribution will be deposited in the trust account two business days prior to or on the additional extension period. This Contribution will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. This Contribution will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account.

If the First Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The First Extension Amendment will provide the Company with additional time to complete a business combination, which our Board, including the M&A Committee, believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the First Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the First Extension Amendment Proposal is Not Approved

Stockholder approval of the First Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the First Extension Amendment unless our stockholders approve the First Extension Amendment Proposal.

If the First Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

The holders of the private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event the First Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the First Extension Amendment Proposal is Approved

If the First Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the First Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, public warrants and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination by the First Extended Date.

You are not being asked to vote on a business combination at this time. If the First Extension is implemented and you do not elect to redeem your public shares in connection with the First Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the First Extended Date.

If the First Extension Amendment Proposal is approved and the First Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the First Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of $[●] (including interest and prior to the payment of taxes) that was in the trust account as of [●], 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Redemption Rights

If the First Extension Amendment Proposal is approved, and the First Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. If the First Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the First Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the First Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER [●], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE FIRST EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the First Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

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(i)(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares, public warrants and public rights prior to exercising your redemption rights with respect to the public shares; and

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(ii) prior to 5:00 p.m. Eastern time, on November [●], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public warrants and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the First Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the First Extension Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the First Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the First Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the First Extension would receive payment of the redemption price for such shares soon after the completion of the First Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of [●], 2023, this would amount to approximately $[●] per share (including interest and prior to the payment of taxes). The closing price of the public shares on Nasdaq on [●], 2023, was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] [more/less] per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on November [●], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders public shares for redemption in connection with the vote to approve the First Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the First Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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If the First Extension Amendment Proposal is not approved, the 2,155,000 private shares held by the Sponsor and our other private stockholders, will be worthless (as the Sponsor and our other private stockholders have waived liquidation rights with respect to such shares). The private shares had an aggregate market value of approximately $[●] based on the last sale price for the Company’s public shares of $[●] on Nasdaq on [●], 2023;

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If the First Extension Amendment Proposal is not approved, the 430,000 Private Units purchased by the Sponsor for an aggregate purchase price of $4,300,000, or $10.00 per Private Unit, will be worthless. The Private Units had an aggregate market value (assuming they have the same value per unit as the Public Units) of $[●] based on the last sale price for the public units on Nasdaq on [●], 2023;

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Even if the trading price of our common stock was as low as $2.00 per share, the aggregate market value of the Sponsor’s private shares alone (without taking into account the value of the Private Units)

would be approximately equal to the initial investment in the Company by the Sponsor and other private stockholders. As a result, if an initial business combination is completed, the Sponsor and the other private stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the First Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before November 14, 2023, the Sponsor and the other private stockholders will lose their entire investment in us;

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The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below (i) $10.175 per public share or (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.175 per share due to reductions in the value of the trust assets, less taxes payable, provided that any such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of the Company’s IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

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All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

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All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter;

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The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain an extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement; and

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The fact that OSR Holdings Co., Ltd. (an entity that is controlled by BCM Europe AG, the parent of our Sponsor, Bellevue Capital Management LLC) is the target for acquisition by our Company as a result of the LOI. The Sponsor is controlled by BCM Europe AG, an entity that is a controlling stockholder of OSR Holdings Co. Ltd. and thus stands to benefit from any merger consideration as well seeing that the equity it beneficially owns in our Company (through its ownership of our Sponsor), and the deposits made to the trust account are put to use in an initial business combination, and not liquidated in a winding up of our Company. None of the members of the M&A Committee are affiliates of the Sponsor. Kuk Hyoun (Peter) Hwang, our Chief Executive Officer and Director, is the Founding and Managing Partner of Bellevue Capital Management LLC, the general partner of our Sponsor, and the Chairman and CEO of OSR Holding Co., Ltd., and an officer of BCM Europe AG. Jun Chul Whang, one of our directors is the General Counsel and Member of Bellevue Capital Management LLC, the parent of our Sponsor. Mr. Whang is also a minority owner of our Sponsor.

Additionally, if the First Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the First Extension Amendment. If the First Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the First Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s private stockholders are expected to vote any common stock owned by them in favor of the First Extension Amendment. On the record date, the private stockholders beneficially owned and were entitled to vote 2,155,000 shares of common stock, which represent 23.80% of the Company’s issued and outstanding common stock.

In addition, the Company’s private stockholders and/or their respective advisors and affiliates (“affiliated parties”), may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our private stockholders and their affiliated parties may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the First Extension Amendment Proposal or Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the First Extension Amendment Proposal, the Second Extension Amendment Proposal, or Trust Amendment Proposal. None of the private stockholders or their affiliated parties may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board, including the M&A Committee, has determined that the First Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the First Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FIRST EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The First Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE SECOND EXTENSION AMENDMENT PROPOSAL

The Second Extension Amendment

The Company is proposing to give our Board the authority to, in its discretion, amend our charter to extend the date by which the Company must consummate a business combination from the First Extended Date to the Second Extended Date.

The Sponsor (or its affiliates or permitted designees) has agreed that if the Second Extension Amendment Proposal is approved and the Board, in its discretion, elects to amend our charter to extend the date by which the Company must consummate a business combination to the Second Extended Date, the Sponsor (or its affiliates or permitted designees) has agreed to deposit on each Payment Date the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed in connection with the First Extension Amendment Proposal. Each Contribution will be deposited in the trust account two business days prior to or on each Payment Date. The Contributions will not bear any interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. The Contributions will be forgiven by the Sponsor (or its affiliates or permitted designees) if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 14, 2024, the Sponsor may make aggregate Contributions in an amount not to exceed $360,000, or approximately $0.052 per share assuming no redemptions.

If the Second Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance therein and no business combination has been consummated by the First Extension Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex B.

Reasons for the Proposal

The Second Extension Amendment will provide the Company with additional time to complete a business combination, which our Board, including the M&A Committee, believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to grant the Board the authority to, in its discretion, amend our charter to extend the date by which the Company must consummate a business combination from the First Extended Date to the Second Extended Date.

If the Second Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our

Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance therein and no business combination has been consummated by the First Extension Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless in the event the Company winds up.

The holders of the private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants and rights, which will expire worthless in the event the company is does not consummate a business combination. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Second Extension Amendment Proposal is Approved

If the Second Extension Amendment Proposal is approved, the Board, in its discretion, can amend our charter to extend the date by which the Company must consummate a business combination from the First Extended Date to the Second Extended Date and will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex B hereto. Assuming such amendment is filed, the Company will remain a reporting company under the Exchange Act, and its units, public shares, public warrants, and public rights will remain publicly traded and the Company will continue to attempt to consummate an initial business combination until the Second Extended Date.

The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Second Extension Amendment if, at any time prior to filing an amendment to the charter with the Secretary of State of the State of Delaware, in the form of Annex B, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Second Extension Amendment. By voting in favor of the Second Extension Amendment, you are also expressly authorizing the Board to delay or abandon the Second Extension Amendment at any time prior to the Second Extended Date.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “— The First Extension Amendment — Interests of the Company’s Directors and Officers” for a discussion of theses interests.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the Second Extension Amendment. If the Second Extension Amendment Proposal is not approved and the Combination Period is not extended in accordance therein and no business combination has been consummated by the First Extension Date, the Second Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s private stockholders are expected to vote any common stock owned by them in favor of the Second Extension Amendment. On the record date, the private stockholders beneficially owned and were entitled to vote 2,155,000 shares of common stock, which represent 23.80% of the Company’s issued and outstanding common stock.

In addition, the Company’s private stockholders and/or their respective advisors and affiliates (“affiliated parties”), may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our private stockholders and their affiliated parties may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment Proposal or Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal or Trust Amendment Proposal. None of the private stockholders or their affiliated parties may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board, including the M&A Committee, has determined that the Second Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Second Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SECOND EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The First Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

The Trust Amendment would amend the Trust Agreement to authorize the Extensions as contemplated by the First Extension Amendment Proposal and the Second Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extensions under the Trust Agreement, as the Extensions are not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extensions, the Trust Agreement must be amended to authorize the Extensions.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the Trust Amendment.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal.

The Company’s private stockholders are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal.

The private stockholders are not entitled to redeem the private shares or any public shares held by them. All of the Company’s private stockholders are expected to vote any common stock owned by them in favor of the Trust Amendment. On the record date, the private stockholders beneficially owned and were entitled to vote 2,155,000 shares of common stock, which represent 23.80% of the Company’s issued and outstanding common stock.

Recommendation

Our Board, including the M&A Committee, has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The First Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the First Extension Amendment Proposal or the Trust Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the First Extension Amendment Proposal or the Trust Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board, including the M&A Committee, has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The First Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the First Extension Amendment Proposal is approved. This section applies only to investors that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	Non-U.S. stockholders

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons or corporations subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	Controlled foreign persons;

•	Corporations that accumulate earnings to avoid U.S. federal income tax;

•

“qualified foreign pension funds” (within the meaning of Section 897(1)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•	passive foreign investment companies or their stockholders.

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. We have not sought, and we do not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our public shares through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our public shares, the U.S. federal income tax treatment of a redemption of such public shares generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our public shares through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit is separable at the option of the holder, we are treating each public share, public warrant and public right held by a holder in the form of a single unit as separate instruments and assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of public shares that elect to have their public shares redeemed for cash as described in the section titled “The First Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the public warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Shares Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at a preferable rate. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement will prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public share as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public share will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Redemption of Public Shares Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of public shares, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its public shares so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its public shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of public shares or the Redeeming U.S. Holder’s initial basis for public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of public shares (generally, shares of public shares purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

Non-U.S. stockholders (that is, a beneficial owner of our public shares that redeems its public shares and is not a Redeeming U.S. Holder) should consult their tax advisors regarding the US federal income tax implications of a redemption.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the First Extension Amendment Proposal and any redemption of your public shares.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of October [●], 2023, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of Common Stock issuable upon conversion of rights or the exercise of the warrants as the rights are not convertible and the warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 9,055,000 shares of common stock issued and outstanding as of the record date, consisting of 6,900,000 public shares, 2,155,000 private shares (which includes 430,000 shares of common stock underlying the Private Units).

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Bellevue Global Life Sciences Investors LLC(2) (3)	1,320,500	14.6%
Kuk Hyoun Hwang(2(3)	1,320,500	14.6%
BCM Europe AG(3)	680,000	7.5%
David J. Yoo(4)	20,000	*
Jun Chul Whang(5)	—	*
Steven Reed(4)	20,000	*
Rad Roberts(4)	20,000	*
In Chul Chung(4)	20,000	*
Jin Whan Park(4)	20,000	*
All executive officers and directors as a group (8 individuals)	1,420,500	15.7%

*	Less than one percent.
(1)	The business address of each of these entities and individuals is at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98036.
(2)

Interests consists of (i) 1,725,000 founder shares, (ii) the transfer of 34,500 shares to Chardan, (iii) 430,000 placement shares (but excludes any shares issuable upon exercise of the placement warrants or upon conversion of the placement rights) held of record by our Sponsor, (iv) the transfer of 680,000 shares to BCM Europe AG, and (v) the transfer of 120,000 shares by our Sponsor to our Chief Financial Officer David Yoo, and the directors of the Company at the time of the IPO. Mr. Hwang, our Chief Executive Officer and a Director, is the founder and managing partner of Bellevue Capital Management LLC, the general partner of our Sponsor, and has voting and dispositive power over the shares.

(3)

The promissory note between our Sponsor and BCM Europe AG is convertible into 680,000 shares of common stock held by our Sponsor at the election of either our Sponsor or BCM Europe AG on or after the commencement of this offering (which will not result in any additional dilution or issuance of additional shares by the Company).

(4)	The Sponsor transferred 20,000 founder shares to each of these individuals for their service to the Company.
(5)	Interest do not include shares held by our Sponsor. Mr Whang is a minority owner of our Sponsor but has no voting or dispositive power over the shares held by our Sponsor.

FUTURE STOCKHOLDER PROPOSALS

If the First Extension Amendment Proposal is approved and our charter is amended and the Second Extension Amendment Proposal is approved and the Board, in its discretion, amends our charter accordingly, our first annual meeting of stockholders will be held no later than December 31, 2024. If the First Extension Amendment Proposal or the Second Extension Amendment Proposal are not approved and a Business Combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to our Corporate Secretary at Bellevue Life Sciences Acquisition Corp., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the First Extension Amendment Proposal, the Second Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Bellevue Life Sciences Acquisition Corp.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Corporate Secretary

Email: group@bellevuecm.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November [●], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Bellevue Life Sciences Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is Bellevue Life Sciences Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2020 and was subsequently amended by the filing of (i) a Certificate of Validation of Certificate of Amendment on January 20, 2021, (ii) an Amended and Restated Certificate of Incorporation on April 25, 2022, (iii) an Amended and Restated Certificate of Incorporation on May 9, 2022 and (iv) an Amended and Restated Certificate of Incorporation on February 13, 2023 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.	Article V. Section 6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in the entirety as follows:

“Section 6. In the event that the Corporation has not consummated an initial Business Combination on or prior to the Termination Date (as defined below), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and dissolution expenses up to $100,000), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The “Termination Date” shall mean February 14, 2024; provided, that (i) the Sponsor (or its affiliates or permitted designees) will deposit to the trust account $180,000 (approximately $0.026 per share assuming no redemptions; and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

4.	Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of November [●], 2023.

By:
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer

A-2

ANNEX B

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Bellevue Life Sciences Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is Bellevue Life Sciences Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2020 and was subsequently amended by the filing of (i) a Certificate of Validation of Certificate of Amendment on January 20, 2021, (ii) an Amended and Restated Certificate of Incorporation on April 25, 2022, (iii) an Amended and Restated Certificate of Incorporation on May 9, 2022, (iv) an Amended and Restated Certificate of Incorporation on February 13, 2023, and (v) and a Certificate of Amendment to the Amended and Restated Certificate of Incorporation on November [●], 2023 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.	Article V. Section 6 of the Amended and Restated Certificate of Incorporation is hereby amended and restated in the entirety as follows:

“Section 6. In the event that the Corporation has not consummated an initial Business Combination on or prior to the Termination Date (as defined below), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and dissolution expenses up to $100,000), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The “Termination Date” shall mean May 14, 2024; provided, that (i) the Sponsor (or its affiliates or permitted designees) has agreed to deposit on each of February 14, 2024, March 14, 2024, and April 15, 2024 the lesser of (x) $60,000 or (y) $0.026 per share for each public share that has not been redeemed as of February 14, 2024; and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

4.	Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

B-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of November [●], 2023.

By:
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer

B-2

ANNEX C

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of November [●], 2023, by and between Bellevue Life Sciences Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited liability trust company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated February 7, 2023, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $70,207,500 of the gross proceeds from the IPO, the private placement of Units and the exercise in full of the option to purchase additional Units by the Underwriters was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 12 months after the closing of the IPO, or such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 1(k) of the Trust Agreement provides that the Trustee, upon written request from the Company, shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 12 months from the closing of this IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity.

WHEREAS, Section 7(d) of the Trust Agreement provides that Section 1(i) and Section 1(k) of the Trust Agreement may only be amended with the affirmative vote of 65% of the then outstanding shares of the Common Stock of the Company;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Section 1(k). Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Common Stock from Public Stockholders properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 12 months after the closing of the IPO, or such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation, as it may be amended from time to time, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;

2.	Addition of Section 1(n). A new Section 1(n) shall be added as follows:

“(n) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five days prior to the applicable termination date (as may be extended in accordance with Section 1(i)), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such termination date (if and as applicable), to follow the instructions set forth in the Extension Letter.”

3.	Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Agreement” shall mean that certain Investment Management Trust Agreement, dated February 7, 2023, by and between Bellevue Life Sciences Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated November [●], 2023.”; and

(ii) The term “Property” shall be deemed to include any Contribution paid to the Trust Account in accordance with the terms of the Amended and Restated Certificate of Incorporation and the Trust Agreement.

4.	Amendment of Exhibit D. The second paragraph of Exhibit D is hereby amended and restated in its entirety as follows:

The Company needs such funds to pay its Public Stockholders who have properly elected to have their Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 9 months of the closing of the IPO, or such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation, as it may be amended from time to time, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Stockholders in accordance with your customary procedures.

5.	Addition of Exhibit E. A new Exhibit E of the Trust Agreement is hereby added as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(i) and 1(n) of the Investment Management Trust Agreement between Bellevue Life Sciences Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 7, 2023, as amended by the Amendment No. 1, dated November [●], 2023 (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the target businesses for an additional [●] month[s], from [●], 202  to [●], 202  (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable termination date (as may be extended in accordance with Section 1(i) of the Trust Agreement). In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the contribution in the amount of $[●] for extension until [●], 202  (the “Contribution”), unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Name:
Title:

5.1.	All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

5.2.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder. As to any claim, cross-claim, or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

5.3.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

5.4.

The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,

AS TRUSTEE

Name:
Title:

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

CONTROL NUMBER

Signature__________ Signature, if held jointly__________ Date______2023.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail BELLEVUE LIFE SCIENCES ACQUISITION CORP. to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you Votes marked, submitted signed and electronically returned your over proxy the Internet card. must be received, by 2023 11:59 . p.m., Eastern Time, on . NTERNET I – www Use the .cstproxyvote Internet to vote .com your proxy. Have your above proxy website card . Follow available the when prompts you to access vote your the shares. MAIL and return – Mark, it in sign the postage and date -paid your envelope proxy card provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this 1. A proposal to amend (the “First Extension FOR AGAINST ABSTAIN Amendment”) the Amended and Restated Certificate of Incorporation (the “charter”) of Bellevue Life Sciences Acquisition Corp. (the “Company”) to allow the Company to extend the date by which the Company must consummate a business combination (the “First Extension”) from November 14, 2023 to February 14, 2024 (the “First Extended Date”). 2. A proposal to give the Company’s Board FOR AGAINST ABSTAIN of Directors the authority in its discretion to amend (the “Second Extension Amendment”) the Company’s charter to extend the date by which the Company has to consummate a business combination from February 14, 2024 to May 14, 2024. 3 A proposal to amend (the “Trust FOR AGAINST ABSTAIN Amendment”) the Investment Management Trust Agreement, dated February 7, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination from November 14, 2023 to May 14, 2024. 4. A proposal to approve the adjournment of FOR AGAINST ABSTAIN the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the First Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the First Extension (the “Adjournment Proposal”). CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting to be held on ,2023. This notice of meeting and the accompanying proxy statement are available at: https://www._________________________________________ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BELLEVUE LIFE SCIENCES ACQUISITION CORP. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated October [•], 2023, (the “Proxy Statement”) in connection with the special meeting of stockholders of Bellevue Life Sciences Acquisition Corp. (the “Company”) and at any postponements or adjournments thereof (the “Meeting”) to be held at [•] p.m. Eastern time on November [•], 2023 at the office of the Company, located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, and hereby appoints [•] and [•] each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals as set forth in the proxy statement. INDICATION THIS PROXY IS WHEN MADE, PROPERLY THE PROXY EXECUTED WILL BE WILL VOTED BE VOTED IN FAVOR AS OF INDICATED ALL PROPOSALS, . IF NO CONTRARY AND IN ACCORDANCE ANY OTHER MATTERS WITH THE THAT JUDGMENT MAY PROPERLY OF THE COME PERSONS BEFORE NAMED THE SPECIAL AS PROXY MEETING HEREIN . THIS ON PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.